Exhibit 99.1

January 2022 Business Update January 20, 2022

Cautionary Statements

Certain of the information contained herein, including intra-quarter operating information and number of confirmed cases of COVID-19, has been provided by our operators and we have not verified this information through an independent investigation or otherwise. We have no reason to believe that this information is inaccurate in any material respect, but we cannot assure you of its accuracy.

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers' intent, belief or expectation as identified by the use of words such as "may," "will," "project," "expect," "believe," "intend," "anticipate," "seek," "target," "forecast," "plan," "potential," "estimate," "could," "would," "should" and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. You are urged to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance in our filings with the Securities and Exchange Commission ("SEC"), including those made in the "Risk Factors" section and "Management's Discussion & Analysis of Financial Condition and Results of Operations" section of our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic, including of the Delta or any other variant, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from the acquisition of, and the risk of greater than expected costs or other difficulties related to the integration of, New Senior Investment Group Inc. ("New Senior" or "SNR"); (c) our exposure and the exposure of our tenants, borrowers and managers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, borrowers or managers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, or events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, borrowers and managers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of our tenants, borrowers, managers and other obligors and our ability to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default; (h) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles; (i) our ability to attract and retain talented employees; (j) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (k) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, borrowers or managers; (l) increases in the Company's borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (m) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (n) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (o) the adequacy of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (p) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (q) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, borrowers or managers; and (s) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

2

January 2022 Business Update

VENTAS®

4Q21 Earnings Expectations[1]

Net Income (Loss) Attributable to Common Stockholders per Share

- **Expect 4Q21 Net Income (Loss) Attributable to Common Stockholders per Share below previously issued guidance range**
  - Principally due to non-cash mark-to-market on Brookdale warrants and increased non-cash property impairments, including on assets sold in 4Q21

Normalized FFO per Share

- **Expect 4Q21 Normalized Funds From Operations (FFO) to be at the high end of previously issued guidance range before the additional benefit of ~$6M of HHS proceeds received in 4Q21**
  - With the inclusion of the ~$6M benefit of HHS CARES Act funding, 4Q21 Normalized FFO is expected to be above the previously issued guidance range
  - The ~$6M (~$0.015/sh.) benefit of HHS CARES Act funding was not contemplated in guidance

SHOP Cash NOI

- **SHOP sequential same-store NOI in-line with expectations for 4Q21**
  - Experienced elevated levels of labor and agency costs in 4Q21 in senior housing as anticipated in our 4Q21 guidance
- **SHOP non same-store NOI performance was modestly ahead of expectations**
  - Includes Transition 90 and New Senior
  - With strong asset management support, the transition of the Transition 90 to 7 new experienced managers has been more efficient

4Q21 SHOP Sequential Same-Store Guidance

Occupancy Change	Average occupancy is expected to increase 80 to 120 bps, reflecting continued demand exceeding pre-pandemic levels tempered by typical seasonal trends	*+110 bps*
Revenue	Expected to grow as a result of occupancy increases	*ON TRACK*
NOI[2]	Approximately stable NOI expected; at midpoint, revenue growth is assumed to be offset by increasing operating costs, notably including continued elevated labor costs	*ON TRACK*
HHS Grants	Assumes no HHS Grants in Senior Housing in 4Q21	*Received <$0.01/sh. in SHOP*

1. The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission

3

January 2022 Business Update

Recent SHOP Highlights

- **Delivered ten consecutive months of sequential occupancy growth and strong leads through December 2021**
  - Leading indicators in December remained robust, with leads strong at **113%** of 2019 levels and move-ins at **106%** of 2019 levels
  - SHOP portfolio 4Q21 estimated average occupancy was **+110bps** vs. 3Q21, as compared to guidance of +80 to +120. **+110bps** of 4Q21 average occupancy growth in each of the U.S. and Canada
  - Five consecutive months of positive year-over-year occupancy growth through December 2021
- **COVID-19 Clinical Trend Update**
  - Recent increase in resident cases follows U.S. trends; however, operators are **reporting generally mild cases in both residents and staff** due to high vaccination rates and vaccine efficacy
  - **Nearly all residents are fully vaccinated** and leading operators like Atria and Sunrise have adopted employee vaccine mandates resulting in almost all employees being vaccinated; booster clinics are ongoing and streamlined with annual flu shots; **over 65%** of eligible residents have received their booster
  - **Nearly all communities are open to move-ins** but some with more restrictive protocols
  - COVID-19 cases among employees accelerated in late 4Q21 and early 1Q22 and have driven an increase in the utilization of agency staff at a higher cost per hour as well as higher testing and PPE expenses
- **1Q22 in-place rate increases have been implemented in line with expectations**
- **Transition 90: Successfully transitioned all 90 communities to seven experienced new managers by the start of January 2022**

Capital Allocation Updates

- **Completed or announced $3.7B in strategic investments** in 2021. Expect to close $0.3B of investments in 1Q22 ($0.2B previously announced in 2021 and $0.1B of previously unannounced senior housing acquisitions)
- Closed on **$1.2B of dispositions and loan repayments** in 2021 comprised of ~$350M of repayment of well-structured loans (at >9% yield) and ~$850M of non-core senior housing and MOB asset sales (at <4% cap rate)
  - $1.1B of proceeds used to paydown near term maturities and $0.1B used to fund acquisitions

4

Recent SHOP Highlights

6 Jan21 Feb21 Mar21 Apr21 May21 Jun21 Jul21 Aug21 Sep21 Oct21 Nov21 Dec21 Leads 11,292 11,934 14,230 13,763 14,010 14,766 15,756 15,617 14,782 14,604 13,873 12,932 Move-Ins 999 1,052 1,429 1,492 1,557 1,610 1,583 1,504 1,422 1,368 1,313 1,347 Move-Outs 1,456 1,210 1,230 1,184 1,306 1,218 1,205 1,258 1,194 1,299 1,297 1,308 Net Move-Ins (458) (158) 199 308 251 392 378 245 228 69 16 39 Conversion Rate 8.8% 8.8% 10.0% 10.8% 11.1% 10.9% 10.0% 9.6% 9.6% 9.4% 9.5% 10.4% SHOP Leading Indicator Trends (as of 12/31) 1 Leads as % of 2019 Move - Ins as % of 2019 Move - Outs as % of 2019 1. Reflects data for 319 of 322 of the 4Q21 sequential same - store SHOP assets. Robust underlying demand continues despite typical seasonality +41% since Jan21 +24% since Jan21 ( 2%) since Jan21 January ‘22 MTD move outs below the same period in December ‘21 and below the same period in Jan ‘19

SHOP Average Occupancy Trends – 322 4Q21 SS SEQ Assets[1]

VENTAS®

Average estimated SHOP occupancy +110bps sequentially to 83.3% in 4Q21

SHOP (U.S. + Canada)

Average Quarterly Occupancy (4Q21 SS SEQ 322 Assets)



78.7%
79.9%
82.2%
83.3%
1Q21
2Q21
3Q21
4Q21 Estimate

4Q21 estimated quarterly average occupancy up **+110bps vs. 3Q21**

Preliminary

YoY Δ (FY21 SS YOY 276 Assets)			
(960bps)	(370bps)	80bps	230bps

SHOP – U.S.

Average Quarterly Occupancy (4Q21 SS SEQ 248 Assets)



71.9%
73.8%
76.7%
77.8%
1Q21
2Q21
3Q21
4Q21 Estimate

4Q21 estimated quarterly average occupancy up **+110bps vs. 3Q21**

Preliminary

YoY Δ (FY21 SS YOY 208 Assets)			
(1,270bps)	(430bps)	190bps	390bps

SHOP – Canada

Average Quarterly Occupancy (4Q21 SS SEQ 74 Assets)



91.3%
91.3%
92.4%
93.5%
1Q21
2Q21
3Q21
4Q21 Estimate

4Q21 estimated quarterly average occupancy up **+110bps vs. 3Q21**

Preliminary

YoY Δ (FY21 SS YOY 68 Assets)			
(410bps)	(270bps)	(110bps)	(30bps)

Key Commentary

- SHOP portfolio 4Q21 estimated average occupancy through December 31st is **+110bps vs. 3Q21** relative to guidance of +80 to +120 bps in 4Q21 vs. 3Q21. **+110bps average sequential occupancy growth in both the U.S. and Canada**
- Quarterly average occupancy increased **460bps** from the quarterly low-point in 1Q21, driven by **590bps** of growth in the U.S. portfolio
- **Canada occupancy has steadily improved**, as expected following the completion of the vaccine rollout
- Lead volumes remain seasonally strong and have been at or **above 100%** of 2019 levels each month since May

1. 4Q21 estimated average quarterly occupancy reflects actual October and November average monthly occupancies and preliminary estimated December average occupancy. Totals and segments may not add due to rounding.

7

SHOP Spot Occupancy Trends – 322 4Q21 SS SEQ Assets[1,2,3]

Ten consecutive months of occupancy growth through December

SHOP (U.S. + Canada)



85%
84%
83%
82%
81%
80%
79%
78%
77%
76%
75%
(27bps)
+46bps
+79bps
+62bps
+85bps
+84bps
+50bps
+47bps
+15bps
+5bps
+11bps
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sep
Oct
Nov
Dec

SHOP – U.S.



80%
79%
78%
77%
76%
75%
74%
73%
72%
71%
70%
(36bps)
+68bps
+123bps
+91bps
+114bps
+99bps
+42bps
+55bps
+18bps
+2bps
+4bps
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sep
Oct
Nov
Dec

SHOP – Canada



95%
94%
93%
92%
91%
90%
89%
(10bps)
+5bps
(2bps)
+7bps
+32bps
+57bps
+65bps
+33bps
+10bps
+11bps
+23bps
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sep
Oct
Nov
Dec

Key Commentary

- Approximate spot occupancy increase of **11bps** December 31 vs. November 30 and **31bps** for the quarter vs. approximately flat guidance despite typical seasonal headwinds in 4Q21
- SHOP approximate spot occupancy increased **+593bps** from the pandemic low in mid-March through December 31, 2021
- U.S. SHOP approximate spot occupancy increased **+752bps** from the pandemic low in mid-March to December 31, 2021
- Canada SHOP approximate spot occupancy increased **+298bps** from the pandemic low in mid-March to December 31, 2021

Note Sequential monthly approximate spot occupancy growth (month-end to month-end) may not total due to rounding.
1. Occupancy based on 4Q21 sequential same-store pool of 322 SHOP assets; 2. Approximate spot occupancy (month-end to month-end) reflects per unit basis. 3. Occupancy data may be revised due to normal course de minimis updates to operator month-end estimates.

8

9 Recent case increase follows US wide trend; operators reporting generally mild cases in both residents and staff 1. Reflects case data for all SHOP total owned assets, incl. HFS ; VTR COVID case data as of 01/14/2022; 2. Case data as of 0 1/1 42022; Reflects John’s Hopkins COVID database used for confirmed data; 3. U.S. vaccination data sourced from public health we bsi tes; 4. CDC.gov. 5. 10 operators (91% of our SHOP communities) have begun reporting COVID - 19 booster doses and/or flu shot uptake. VTR U.S. & Canada SHOP New Resident Cases (7 - day average) 1 Nearly all VTR SHOP communities open for move - ins Recently elevated case rates in VTR’s SHOP Communities, although severity remains mild ▪ Nearly all residents are fully vaccinated and leading operators like Atria and Sunrise have adopted employee vaccine mandates resulting in almost all employees being vaccinated ▪ 72% of our communities either never had a confirmed COVID - 19 case or have not experienced a confirmed resident case during the 7 days ending 1/14 – vaccine effectiveness helping to limit cases to mild or minimal symptoms if instances do occur ▪ Operators have expanded overall resident offerings & activities while maintaining effective safety protocols , including masks, temperature checks, health surveys for employees and visitors and vaccine booster clinics ▪ Quebec communities remain open to move - ins via admissions approval process with local authorities SHOP Clinical Update (as of 1/14) Booster clinics ongoing and streamlined with annual flu shots Over 65% of eligible residents have received their booster VTR communities have given out over 35,000 booster doses to residents and staff Around 50% of residents and staff received a flu shot in communities tracking uptake 0 20 40 60 80 100 120 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 New Resident Cases 0 2 4 6 8 10 12 0 100 200 300 400 500 600 700 Jan21 Feb21 Mar21 Apr21 May21 Jun21 Jul21 Aug21 Sep21 Oct21 Nov21 Dec21 Jan22 Deaths Per Day (0,000s) Cases Per Day (0,000s) Cases Deaths The U.S. has seen a wave of cases over the last several weeks due to the Omicron Variant ▪ The Omicron variant accounted for 95% of U.S. COVID - 19 cases diagnosed during the week ending on Jan. 1, according to the CDC ▪ Anthony Fauci, the Biden administration’s chief medical adviser, said preliminary data suggests that the Omicron variant of t he coronavirus may be less severe than the previously dominant delta variant, especially for those who have received their vaccines and boosters ▪ More than 88% of U.S. seniors 65+ and 93% of Canadian seniors 70+ are fully vaccinated ; m ajority of recent cases are under the age of 50 General U.S. Population Confirmed Cases & Deaths (7 - day average) 2,3,4,5